SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                  Amendment #1


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 27, 1998




                          BODDIE-NOELL PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)



Maryland                                1-9496                  56-1574675
(State of incorporation)       (Commission File Number)      (IRS Employer
                                                            Identification No.)



                3850 One First Union Center, Charlotte, NC 28202
               (Address or principal executive offices, Zip Code)


Registrant's telephone number  704/944-0100









                                                 Total number of pages:  65

Item 2.  Acquisition or Disposition of Assets

OAK HOLLOW APARTMENTS, CARY, NORTH CAROLINA


       Effective July 27, 1998, Boddie-Noell Properties, Inc. (the "Company") acquired Oak Hollow Apartments, including the property and its operating assets and liabilities, for an estimated total acquisition cost of approximately $12.3 million, as follows:


        - We made cash payments totaling approximately $2.3 million to former limited partners of Oak Hollow Apartments Limited Partnership.
        - We issued 106,124 partnership units in Boddie-Noell Properties Limited Partnership (the "Operating Partnership"), with an imputed value of approximately $1.5 million, to former limited partners of Oak Hollow Apartments Limited Partnership.
        - We contributed approximately $533,000 to Oak Hollow Apartments Limited Partnership for payments associated with its liquidation.
        - We assumed first and second deed of trust loan obligations totaling approximately $7.8 million. In addition, we assumed approximately $70,000 of current liabilities in excess of current assets acquired.
        - We incurred other direct costs of the acquisition estimated at approximately $91,000.

       On August 27, 1998, we applied $8.4 million proceeds from a fixed rate loan by AMRESCO Capital, LP, to retire the assumed loan obligations and fund the payments associated with the liquidation of Oak Hollow Apartments Limited Partnership. A deed of trust and assignment of rents of Oak Hollow Apartments secure the new loan. The note payable provides for interest at 6.65% payable in monthly installments of $46,000 and matures in 2008. The balance of funds required for the acquisition came from draws on our revolving line of credit.

       Oak Hollow is located in Cary, North Carolina and contains 220 one- and two-bedroom apartments.

WOODS EDGE APARTMENTS, DURHAM, NORTH CAROLINA


       Effective June 1, 1998, we acquired Woods Edge Apartments. We acquired the property and its operating assets and liabilities for an estimated total acquisition cost of approximately $14.1 million, as follows:

        - We made cash payments totaling approximately $2.3 million to former limited partners of Woods Edge Apartments Limited Partnership of Durham.
        - We issued 186,282 partnership units in the Operating Partnership, with an imputed value of approximately $2.7 million, to former limited partners of Woods Edge Apartments Limited Partnership of Durham.
        - We assumed a long-term debt obligation to AMRESCO Capital, LP, totaling $9.75 million. A deed of trust and assignment of rents of Woods Edge

          Apartments secure the loan. The note payable provides for interest at 6.95% payable in monthly installments of $56,000 and matures in 2007.
        - We acquired approximately $822,000 current assets in excess of current liabilities assumed. Current assets acquired included approximately $585,000 cash.
        - We incurred other direct costs of the acquisition estimated at approximately $123,000.

       We financed the acquisition with draws on our revolving line of credit.

       Woods Edge is located in Durham, North Carolina and contains 264 one- and two-bedroom apartment units.


      We are a self-administered and self-managed real estate investment trust that owns and operates apartment communities in North Carolina and Virginia. With the acquisitions of Woods Edge Apartments and Oak Hollow Apartments, we currently own and operate 11 apartment communities containing 2,692 units, and have the right to acquire three additional apartment communities containing 476 units. We also own 47 restaurant properties, which we lease to a third party under a master lease on a triple-net basis. In addition, we manage five other apartment communities through an unconsolidated subsidiary. Our executive offices are located at 3850 One First Union Center, Charlotte, North Carolina 28202-6032, telephone 704/944-0100.

       The Company is structured as an UPREIT, or umbrella partnership real estate investment trust. We are the sole general partner and own a controlling interest in the Operating Partnership, through which we conduct all of our operations.

       BNP Management, Inc., our unconsolidated subsidiary third-party management company, previously managed both of the properties acquired.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)    Financial Statements of Businesses Acquired.

       Page 7 Woods Edge Apartments Statement of Revenues and Certain Operating Expenses for the five months ended May 31, 1998 (unaudited)
       Page 8 Oak Hollow Apartments Statement of Revenues and Certain Operating Expenses for the six months ended June 30, 1998 (unaudited)

       Pages 9-16          Woods Edge Apartments Limited Partnership Audited
                           Financial Statements as of and for the year ended
                           December 31, 1997

       Pages 17-29         Woods Edge Apartments Limited Partnership
                           Audited Financial Statements as of and for the year
                           ended December 31, 1996
       Pages 30-43         Woods Edge Apartments Limited Partnership
                           Audited Financial Statements as of and for the year ended December 31, 1995

       Pages 44-51         Oak Hollow Apartments Limited Partnership
                           Audited Financial Statements as of and for the years
                           ended December 31, 1997, and December 31, 1996
       Pages 52-59         Oak Hollow Apartments Limited Partnership
                           Audited Financial Statements as of and for the years ended December 31, 1995, and December 31, 1994


(b)    Pro Forma Financial Information.

       Pages 60-61         Boddie-Noell Properties, Inc. Unaudited Pro Forma
                           Condensed Consolidated Balance Sheet as of
                           June 30, 1998
       Pages 62-65         Boddie-Noell Properties, Inc. Unaudited Pro Forma
                           Condensed Statements of Operations for the six months ended June 30, 1998, and for the year ended
                           December 31, 1997

       The unaudited pro forma condensed consolidated balance sheet as of June 30, 1998, is presented as if the acquisition of Oak Hollow Apartments had occurred on June 30, 1998. We acquired Woods Edge Apartments effective June 1, 1998, and that acquisition is reflected in our historical balance sheet as of June 30, 1998.

       The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997, and for the six months ended June 30, 1998, are presented as if the acquisitions of Woods Edge Apartments and Oak Hollow Apartments had occurred on January 1 of each period presented.

       You should read these unaudited statements in conjunction with our Annual Report on Form 10-K for the year ended December 31, 1997, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 1998. We believe the pro forma condensed consolidated financial information provides all adjustments necessary to reflect the effects of these acquisitions.

       No one has audited these pro forma condensed consolidated financial statements. These pro forma statements may not represent what our financial position would have been if we had really acquired Oak Hollow Apartments on June 30, 1998. These pro forma statements may not represent how we would have performed if we had acquired Woods Edge Apartments and Oak Hollow Apartments at the beginning of the periods presented. In addition, these pro forma statements do not purport to project our financial position or results of operations at any future date or for any future period.

(c)    Exhibits.

      None.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Boddie-Noell Properties, Inc.
                                   (Registrant)



September 21, 1998                 by:   /s/ Pamela B. Novak
                                   Pamela B. Novak
                                   Vice President, Controller and
                                   Chief Accounting Officer

                              Woods Edge Apartments

              Statement of Revenues and Certain Operating Expenses
                     For the Five Months Ended May 31, 1998
                                   (Unaudited)


Apartment rental income                                             $944,701
Interest income                                                       26,394
                                                              -----------------
                                                                     971,095

Property operations expense                                          251,258
Property taxes and insurance                                          87,600
Allocated accounting salaries and supplies                            12,377
                                                              -----------------
                                                                     351,235
                                                              -----------------

Revenues in excess of certain operating expenses                    $619,860
                                                              =================

Notes:

1.  Basis of Presentation

The accompanying Statement of Revenue and Certain Operating Expenses includes the accounts of Woods Edge Apartments, which was owned by Woods Edge Apartments Limited Partnership of Durham (the "Partnership"). This statement includes only those accounts that are directly related to the apartment community's operation.

BNP Management, Inc., the apartment community's management agent, allocated certain costs, including property accounting office salaries, office supplies and long-distance telephone costs, to the apartment community.

This financial statement does not include all of the Partnership's accounts. We have excluded interest, depreciation and amortization, management fees, and general and administrative expenses of the Partnership which are not directly related to the apartment community's operation.

2.  Significant Accounting Policies

We expense advertising costs as incurred. Advertising expense included in apartment operations expense was $8,700.

We are required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes in order to prepare them in accordance with generally accepted accounting principles. Actual results could differ from these estimates.

3.  Leases

We lease our residential apartments under operating leases with monthly payments due in advance. Terms of the apartment leases are generally one year or less, with none longer than two years. We record rental and other revenues as they are earned.

                              Oak Hollow Apartments

              Statement of Revenues and Certain Operating Expenses
                     For the Six Months Ended June 30, 1998
                                   (Unaudited)


Apartment rental income                                            $924,787
Interest income                                                      12,045
                                                             -----------------
                                                                    936,832

Property operations expense                                         267,217
Property taxes and insurance                                         63,965
Allocated accounting salaries and supplies                           12,094
                                                             -----------------
                                                                    343,276
                                                             -----------------

Revenues in excess of certain operating expenses                   $593,556
                                                             =================

Notes:

1.  Basis of Presentation

The accompanying Statement of Revenue and Certain Operating Expenses includes the accounts of Oak Hollow Apartments, which was owned by Oak Hollow Apartments Limited Partnership (the "Partnership"). This statement includes only those accounts that are directly related to the apartment community's operation.

BNP Management, Inc., the apartment community's management agent, allocated certain costs, including property accounting office salaries, office supplies and long-distance telephone costs, to the apartment community.

This financial statement does not include all of the accounts of the Partnership. We have excluded interest, depreciation and amortization, management fees, and general and administrative expenses of the Partnership which are not directly related to the apartment community's operation.

2.  Significant Accounting Policies

We expense advertising costs as incurred. Advertising expense included in apartment operations expense was $9,700.

We are required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes in order to prepare them in accordance with generally accepted accounting principles. Actual results could differ from these estimates.

3.  Leases

We lease our residential apartments under operating leases with monthly payments due in advance. Terms of the apartment leases are generally one year or less, with none longer than two years. We record rental and other revenues as they are earned.

                         Report of Independent Auditors


To the Partners of
Wood's Edge Apartments Limited Partnership


We have audited the accompanying balance sheet of Wood's Edge Apartments Limited Partnership as of December 31, 1997 and the related statements of operations, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the general partner. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the general partner, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements referred to above present fairly, in all material respects, the financial position of Wood's Edge Apartments Limited Partnership as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP

February 4, 1998

                   Wood's Edge Apartments Limited Partnership

                                  Balance Sheet

                                December 31, 1997


Assets
Rental Properties:
   Land                                                          $    907,474
   Buildings and improvements                                       9,433,407
   Personal property                                                1,910,686
   Less - accumulated depreciation                                 (5,416,280)
                                                            --------------------
                                                                    6,835,287
Cash and cash equivalents                                             617,167
Restricted cash - tenant security deposits                             26,476
Prepaids and other assets                                             134,676
Deferred costs, net of amortization of $1,878                         223,509
Repair escrow                                                         259,644
                                                            --------------------
Total assets                                                     $  8,096,759
                                                            ====================

Liabilities and partners' deficit
Mortgage loan payable                                            $  9,750,000
Trade accounts payable and accrued expense                             75,880
Prepaid rents and tenant security deposits                             30,529
                                                            --------------------
Total liabilities                                                   9,856,409

Partners' deficit:
   Limited partners                                                (1,687,995)
   General partner                                                    (71,655)
                                                            --------------------
Total partners' deficit                                            (1,759,650)
                                                            --------------------
Total liabilities and partners' deficit                          $  8,096,759
                                                            ====================



See accompanying notes.

                   Wood's Edge Apartments Limited Partnership

                             Statement of Operations

                          Year ended December 31, 1997



Revenues
   Rental revenue                                            $   2,219,492
   Interest                                                         13,266
                                                            ----------------
                                                                 2,232,758
Expenses
   Property operations                                             528,739
   General and administrative                                       39,369
   Property taxes and insurance                                    236,314
   Management fees                                                 133,134
   Depreciation                                                    403,409
   Amortization                                                     12,515
   Interest                                                        782,805
                                                            ----------------
                                                                 2,136,285
                                                            ----------------
Income before extraordinary item                                    96,473
Extraordinary item - loss on early
extinguishment of debt                                            (343,349)
                                                            ----------------
Net loss                                                     $    (246,876)
                                                            ================
Net loss allocated to limited partners (99%)                 $    (244,407)
                                                            ================
Net loss allocated to general partner (1%)                   $      (2,469)
                                                            ================


See accompanying notes.

                   Wood's Edge Apartments Limited Partnership

                         Statement of Partners' Deficit



                                                      Limited Partners
                                        ----------------------------------------------- General
                                           Class A         Class B        Class C       Partner          Total
                                        ------------------------------------------------------------------------------
Balance at December 31, 1996              $    (46,957)   $   (756,374)   $  (262,077)  $  (65,366)   $(1,130,774)
   Distributions                              (160,904)       (131,868)       (85,408)      (3,820)      (382,000)
   Net loss                                   (103,988)        (85,222)       (55,197)      (2,469)      (246,876)
                                        ------------------------------------------------------------------------------
Balance at December 31, 1997              $   (311,849)   $   (973,464)   $  (402,682)  $  (71,655)   $(1,759,650)
                                        ==============================================================================



See accompanying notes.

                   Wood's Edge Apartments Limited Partnership

                             Statement of Cash Flows

                          Year ended December 31, 1997



Operating activities
Net loss                                                           $   (246,876)
Adjustments to reconcile net loss to net cash provided
by operating activities:
     Depreciation and amortization                                      415,924
     Loss on early extinguishment of debt                               343,349
     Changes in operating assets and liabilities:
       Prepaid rents and tenant security deposits                        (1,812)
       Prepaids and other assets                                         33,121
       Trade accounts payable and accrued expenses                       (9,499)
                                                                 ---------------
Net cash provided by operating activities                               534,207

Investing activities
Additions to rental property                                           (289,392)
Deposit to repair escrow                                               (259,644)
Releases from replacement reserve escrow, net                            99,074
                                                                 ---------------
Net cash used in investing activities                                  (449,962)

Financing activities
Proceeds from notes payable                                           9,750,000
Payment of deferred loan costs                                         (225,387)
Repayment of long-term debt                                          (8,944,763)
Distributions to partners                                              (382,000)
                                                                 ---------------
Net cash provided by financing activities                               197,850
                                                                 ---------------

Net increase in cash and cash equivalents                               282,095
Cash and cash equivalents at beginning of year                          335,072
                                                                 ---------------
Cash and cash equivalents at end of year                           $    617,167
                                                                 ===============



See accompanying notes.

                   Wood's Edge Apartments Limited Partnership

                          Notes to Financial Statements

                                December 31, 1997


1. Organization and Summary of Significant Accounting Policies

Wood's Edge Apartments Limited Partnership (the Partnership) is a North Carolina limited partnership formed to acquire, hold, operate and manage a residential apartment community in Durham, North Carolina.

Under the terms of the partnership, net income or loss and cash distributions from operations are to be allocated 99 percent to the limited partners and 1 percent to the general partner. Upon the sale or refinance of the partnership property, the partnership agreement specifies certain allocations of net proceeds and taxable gain or loss from the transaction.

Rental Revenue

The apartments are generally leased for terms of one year or less. Revenue from apartment rentals and service income are recognized as they accrue. Advance receipts of rental revenue are deferred and classified as liabilities until earned.

Rental Properties

All property is stated at cost. Buildings are depreciated on a straight-line basis over the estimated useful life of 30 years. Capitalized building improvements and personal property are depreciated using accelerated methods over 15 years and 7 years, respectively. Repairs and maintenance costs are expensed as incurred.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents.

Deferred Costs

Financing costs have been capitalized and are amortized over the term of the related mortgage.

                   Wood's Edge Apartments Limited Partnership

                    Notes to Financial Statements (continued)




1. Organization and Summary of Significant Accounting Policies (continued)

Income Taxes

Under current income tax laws, income or loss of the Partnership is included in the income tax returns of the partners. Accordingly, no provision has been made for federal or state income taxes in the accompanying financial statements. The tax returns of the Partnership are subject to examination by federal and state taxing authorities. If such examinations occur and result in changes with respect to the partnership qualification or in changes to partnership income or loss, the tax liability of the partners would be changed accordingly.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Depreciation amounts included in these financial statements reflect management's estimate of the life and related depreciation rates for rental properties. Actual results could differ from these estimates.

2. Notes Payable

In November 1997 the Partnership applied proceeds of a $9,750,000 note payable to a financial institution to retire the existing note payable. The $9,750,000 note payable provides for interest at 6.95% payable in monthly installments of $56,469, with principal payable in full November 2007. The note payable is secured by a deed of trust on the Partnership's apartment property. The previous loan provided for interest at 8.75%.

In conjunction with this refinancing, the Partnership wrote-off unamortized loan costs totaling $343,300, which is reflected as an extraordinary item in the financial statements.

Interest payments related to deed of trust loans totaled $791,600 in 1997.

                   Wood's Edge Apartments Limited Partnership

3. Transactions with Affiliates

The general partner in the Partnership is Boddie Investment Company ("BIC"). BNP Management, Inc. serves as management agent of the rental property and Partnership matters. Certain officers of BIC are also officers of BNP Management, Inc.

 The Partnership is charged a property management fee of 5 percent of gross collections, as defined, and a partnership administration fee of 1 percent of gross collections, as defined. In addition, the management agent allocates certain costs, including property accounting office salaries, office supplies and long-distance telephone costs, to the Partnership totaling $28,700 in 1997. Operating expenses paid on behalf of the Partnership are reimbursed on a monthly basis.

 In conjunction with refinancing of its deed of trust note payable, the Partnership paid a loan fee of $97,500 to Boddie-Noell Properties, Inc. Certain officers and directors of BIC and BNP Management, Inc. are also officers and directors of Boddie-Noell Properties, Inc.

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Woods Edge Apartments Limited Partnership

         We have audited the accompanying balance sheet of Woods Edge Apartments Limited Partnership as of December 31, 1996, and the related statements of profit and loss, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woods Edge Apartments Limited Partnership, as of December 31, 1996, and the results of its operations, the changes in partners' deficit and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



                                                /s/ Reznick Fedder & Silverman

Charlotte, North Carolina
January 29, 1997

                    WOODS EDGE APARTMENTS LIMITED PARTNERSHIP
                       HUD Project No.: 053-11030 REF/CON

                                  BALANCE SHEET

                                December 31, 1996

                                     ASSETS

CURRENT ASSETS

  1110  Petty cash                                                                                        $       1,000
  1120  Cash in bank                                                                                              3,241
  1121  Cash - partnership                                                                                      120,143
  1130  Tenant accounts receivable                                                                                1,807
  1132  Accounts receivable - other                                                                              10,054
  1170  Investments (short-term)                                                                                211,688
  1240  Prepaid property insurance                                                                               13,308
  1250  Prepaid mortgage insurance                                                                               26,066
                                                                                                         ---------------
           Total current assets                                                                                 387,307

DEPOSITS HELD IN TRUST - FUNDED
  1191  Tenant security deposits                                                                                 35,548

RESTRICTED DEPOSITS AND FUNDED RESERVES
  1310  Mortgage escrow deposits                                                   $     29,839
  1320  Reserve for replacements                                                        184,797                 214,636
                                                                                  --------------

RENTAL PROPERTY

  1410  Land                                                                            907,474
  1420  Buildings and improvements                                                    9,251,196
  1430  Building equipment - fixed                                                    1,803,505
                                                                                  --------------
                                                                                     11,962,175
        Less accumulated depreciation                                                 5,012,871               6,949,304
                                                                                  --------------

OTHER ASSETS
  1901  Mortgage costs, less accumulated
         amortization of $52,178                                                                                353,986
                                                                                                         ---------------

                                                                                                          $   7,940,781
                                                                                                         ===============

                    WOODS EDGE APARTMENTS LIMITED PARTNERSHIP
                       HUD Project No.: 053-11030 REF/CON

                            BALANCE SHEET - CONTINUED

                                December 31, 1996

                        LIABILITIES AND PARTNERS' DEFICIT

CURRENT LIABILITIES

  2110   Accounts payable                                                       $     20,157
  2130   Accrued interest payable - mortgage                                          65,222
  2210   Rent deferred credits                                                         7,913
  2320   Mortgage payable - current maturities                                        60,867
                                                                                --------------
            Total current liabilities                                                154,159

DEPOSITS LIABILITIES
  2191   Tenant security deposits (contra)                                            33,500

LONG-TERM LIABILITIES
  2320   Mortgage payable, net of current maturities                               8,883,896

  3130   PARTNERS' DEFICIT                                                        (1,130,774)
                                                                                --------------
                                                                                $  7,940,781
                                                                                ==============



                    Woods Edge Apartments Limited Partnership

                          STATEMENT OF PROFIT AND LOSS
                                December 31, 1996

Apartments or member carrying charges                                         $    2,295,477
                                                                            -----------------

         Total rent revenue potential at 100% occupancy                            2,295,477
                                                                            -----------------

Apartments                                                                          (112,757)
Miscellaneous (specify)                                                              (98,498)
                                                                            -----------------

         Total vacancies                                                            (211,255)
                                                                            -----------------

         Net rental revenue rent revenue less vacancies                            2,084,222
                                                                            -----------------

Elderly and congregate services income - 5300
Total service income (Schedule attached)
     Interest income - project operations                                             10,519
     Income from investments - reserve for replacement                                13,637
                                                                            -----------------

         Total financial revenue                                                      24,156
                                                                            -----------------

Laundry and vending                                                                   15,888
NSF and late charges                                                                   4,161
Damages and cleaning fees                                                              4,433
Forfeited tenant security deposits                                                    11,693
Other revenue (Specify)                                                               61,564
                                                                            -----------------

         Total other revenue                                                          97,739
                                                                            -----------------

         Total revenue                                                             2,206,117
                                                                            -----------------

Advertising                                                                           26,954
Other renting expenses                                                                 2,805
Office salaries                                                                       84,237
Office supplies                                                                       14,632
Management fee                                                                       108,759
Legal expenses (project)                                                                  53
Auditing expenses (project)                                                            8,755
Telephone and answering services                                                       5,941
Bad debts                                                                             (2,706)
Miscellaneous administrative expenses (specify)                                        6,573
                                                                            -----------------

         Total administrative expenses                                               256,003
                                                                            -----------------

                    Woods Edge Apartments Limited Partnership

                                December 31, 1996

Electricity                                                                   $       23,294
Water                                                                                 54,228
Gas                                                                                      417
                                                                            -----------------

         Total utilities expense                                                      77,939
                                                                            -----------------

Janitor and cleaning supplies                                                            593
Janitor and cleaning contract                                                         44,084
Exterminating payroll/contract                                                         4,684
Garbage and trash removal                                                             17,485
Ground supplies                                                                       15,924
Grounds contract                                                                      38,485
Repairs payroll                                                                       50,214
Repairs material                                                                      63,428
Heating/cooling repairs and maintenance                                                3,223
Swimming pool maintenance/contract                                                     1,742
Other                                                                                  4,340
Miscellaneous operating and maintenance expenses                                      15,784
                                                                            -----------------

     Total operating and maintenance expenses                                        259,986
                                                                            -----------------

Real estate taxes                                                                    176,449
Payroll taxes (FICA)                                                                   9,133
Miscellaneous taxes, licenses and permits                                              1,490
Property and liability insurance (hazard)                                             15,216
Fidelity bond insurance                                                                  195
Workmen's compensation                                                                 3,847
Health insurance & other employee benefits                                             6,275
Other insurance specify                                                                  890
                                                                            -----------------

         Total tax and insurance                                                     213,495
                                                                            -----------------

Interest on mortgage payable                                                         784,939
Mortgage insurance premium/service charge                                             44,851
                                                                            -----------------

         Total financial expenses                                                    829,790
                                                                            -----------------

Total cost of operations before depreciation                                       1,637,213
                                                                            -----------------
Profit before depreciation                                                           568,904
Depreciation (total) - 6600 & amortization                                           391,656
                                                                            -----------------
Operating profit                                                                     177,248
Other expenses (entity) Note F                                                        19,262
                                                                            -----------------

         Total corporate expenses                                                     19,262
                                                                            -----------------

         Net profit                                                           $      157,986
                                                                            =================

                    WOODS EDGE APARTMENTS LIMITED PARTNERSIRP
                       HUD Project No.: 053-11030 REF/CON

                         STATEMENT OF PARTNERS' DEFICIT

                          Year ended December 31, 1996


                                                                                     Limited Partners
                                                       ----------------------------------------------------------------------------
                                   General partner        Class A               Class B             Class C             Total
                                   ------------------  --------------      ---------------     ---------------      ---------------
Partners' deficit, beginning         $   (63,296)        $  40,243          $   (684,912)        $   (215,795)       $   (923,760)

Distributions                             (3,650)         (153,744)             (125,999)             (81,607)           (365,000)

Net profit                                 1,580            66,544                54,537               35,325             157,986
                                   ------------------  --------------      ---------------     ---------------      ---------------
Partners' deficit, ending            $   (65,366)        $ (46,957)         $   (756,374)        $   (262,077)       $ (1,130,774)
                                   ==================  ==============      ===============     ===============      ===============



                    WOODS EDGE APARTMENTS LIMITED PARTNERSHIP
                       HUD Project No.: 053-11030 REF/CON

                             STATEMENT OF CASH FLOWS

                          Year ended December 31, 1996

Cash flows from operating activities
   Rental income received                                                  $  2,077,431
   Interest received                                                             27,202
   Other income received                                                         97,739
   Administrative expenses paid                                                 (67,215)
   Management fees paid                                                        (117,454)
   Utilities paid                                                               (70,091)
   Salaries and wages paid                                                     (134,451)
   Operating and maintenance paid                                              (224,427)
   Real estate taxes paid                                                      (176,449)
   Payroll taxes paid                                                            (9,133)
   Property insurance paid                                                      (15,969)
   Other taxes and insurance paid                                               (12,697)
   Interest paid on mortgage                                                   (785,346)
   Mortgage insurance premium paid                                              (44,686)
   Increase in mortgage escrow deposits                                            (645)
   Mortgagor entity expenses paid                                               (27,282)
   Net tenant security deposits paid                                               (695)
                                                                           --------------

            Net cash provided by operating activities                           515,832
                                                                           --------------

Cash flows from investing activities
   Deposits to reserve for replacements                                         (56,068)
   Withdrawals from reserve for replacements                                     97,904
   Withdrawals from miscellaneous reserve                                        75,045
   Investment in rental property                                               (169,070)
   Decrease in short-term investments                                            24,564
                                                                           --------------

          Net cash used in investing activities                                 (27,625)
                                                                           --------------

Cash flows from financing activities
   Mortgage principal payments                                                  (55,785)
   Distributions to partners                                                   (365,000)
                                                                           --------------

          Net cash used in financing activities                                (420,785)
                                                                           --------------

          NET INCREASE IN CASH                                                   67,422

Cash, beginning                                                                  56,962
                                                                           --------------

Cash, ending                                                               $    124,384
                                                                           ==============


                    WOODS EDGE APARTMENTS LIMITED PARTNERSHIP
                       HUD Project No.: 053-11030 REF/CON

                       STATEMENT OF CASH FLOWS - CONTINUED

                          Year ended December 31, 1996


Reconciliation of net profit to net cash provided by operating activities

   Net profit                                                                            $   157,986
   Adjustments to reconcile net profit to net cash
   provided by operating activities
     Depreciation                                                                            380,052
     Amortization                                                                             11,604
     Mortgagor entity expense                                                                 22,308
     Mortgagor entity expenses paid                                                          (27,282)
     Changes in asset and liability accounts
     (Increase) decrease in assets
        Tenant accounts receivable                                                            (1,784)
        Accounts receivable - other                                                          (10,054)
        Prepaid expenses                                                                        (588)
        Tenant security deposits - net                                                          (695)
        Mortgage escrow deposits                                                                (645)
     Increase (decrease) in liabilities
        Accounts payable                                                                       1,745
        Accrued interest payable                                                                (407)
        Management fees payable                                                               (8,695)
        Rent deferred credits                                                                 (7,713)
                                                                                         -------------

                 Net cash provided by operating activities                               $   515,832
                                                                                         =============



                    Woods Edge Apartments Limited Partnership

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1996

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

    The partnership was formed as a limited partnership under the laws of the State of North Carolina on June 6, 1985, for the purpose of constructing and operating a rental housing project. The project has a mortgage issued on June 16, 1992, which is insured under Section 207 and pursuant to Section 223(f) of the National Housing Act. The project consists of 264 units located in Durham, North Carolina and is currently operating under the name of Woods Edge Apartments. Cash distributions are limited by agreements between the partnership and HUD to the extent of surplus cash as defined by HUD.

    Summary of significant accounting policies follows.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Recorded depreciation amounts reflect management's estimate of useful lives of rental property assets and related depreciation rates. Actual results could differ from those estimates.

    Rental Income

    Revenue from apartment rentals and service income are recognized as they accrue. Advance receipts of rental income are deferred and classified as liabilities until earned. All leases between the partnership and tenants of the property are operating leases.

    Rental Property

    Rental property is carried at cost. Buildings are depreciated on a straight-line basis over their estimated useful life of up to 30 years. Improvements and furnishings and appliances are depreciated using accelerated methods over lives of 15 years and 7 years.

    Amortization

    Mortgage costs are amortized over the term of the mortgage loan using the straight-line method.

                    Woods Edge Apartments Limited Partnership

                                December 31, 1996

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES (Continued)

    Income Taxes

    No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

NOTE B - MORTGAGE PAYABLE

    The mortgage note is insured by HUD and collateralized by a deed of trust on the rental property. The note bears interest at the rate of 8.75 percent. Principal and interest are payable by the partnership in monthly installments of $70,094 through July 1, 2027.

    Under agreements with HUD the partnership is required to make monthly escrow deposits for taxes, insurance and replacement of project assets, and is subject to restrictions as to operating policies, rental charges, operating expenditures and distributions to partners.

    The liability of the partnership under the mortgage note is limited to the underlying value of the real estate collateral plus other amounts deposited with the lender.

    The aggregate principal payments for each of the next five years are as follows:


          December 31, 1997                            $      60,867

                       1998                                   66,412

                       1999                                   72,462

                       2000                                   79,062

                       2001                                   86,265

                       Thereafter                          8,579,695

                    Woods Edge Apartments Limited Partnership

                                December 31, 1996

NOTE C - RELATED PARTY TRANSACTIONS

    The general partner in the partnership is Boddie Investment Company ("BIC"). BNP Management, Inc. serves as management agent of the rental property and partnership administration. Certain officers of BIC are also officers of BNP Management, Inc.

    Management Agent Transactions

    The partnership is charged a property management fee of five percent of gross collections, as defined. These fees totaled $108,759 during the year ended December 31, 1996. In addition, the management agent allocated certain costs including property accounting office salaries, office supplies, and long-distance telephone costs to the properties it managed based on relative number of rental units. Allocated costs charged to the partnership during the year ended December 31, 1996 totaled $19,472 for office salaries, $7,714 for office supplies, and $806 for long distance telephone costs. Operating expenses paid on behalf of the partnership are reimbursed monthly.

NOTE D - OTHER REVENUE

    Other revenue for 1996 includes the following:


        Application fees                                     $   4,500

        Administrative fees                                     17,870

        Pet fees and Rent                                       19,810

        Other tenant charges                                    14,863

        Miscellaneous income                                     4,521
                                                           ------------

                                                             $  61,564
                                                           ============

                    Woods Edge Apartments Limited Partnership

                                December 31, 1996

NOTE E - MISCELLANEOUS VACANCIES

    Miscellaneous vacancies for 1996 were as follows:


        Model unit                                                                                   $     9,325

        Discounts and concessions                                                                         83,950

        Employee discounts                                                                                 5,223
                                                                                                   --------------


                                                                                                     $    98,498
                                                                                                   ==============
NOTE F - MORTGAGOR ENTITY EXPENSE

    Net mortgagor entity expense in 1996 is as follows:


        Interest earned on partnership cash                                                          $    (3,046)

        Partnership administrative fees                                                                   22,308
                                                                                                   --------------


                                                                                                     $    19,262
                                                                                                   ==============

NOTE G - PAYMENTS OUT OF SURPLUS CASH

    During 1996, the partnership paid the following out of surplus cash:


        Due to BNP Management, Inc. partnership management fee                                       $    27,282

        Transfer to partnership cash account                                                             117,097

        Distributions to owners                                                                          365,000
                                                                                                   --------------


                                                                                                     $   509,379
                                                                                                   ==============


    Surplus cash: December 31, 1995                                                                  $   182,302
                                                                                                   ==============


    Surplus cash: June 30, 1996                                                                      $   327,408
                                                                                                   ==============


                    Woods Edge Apartments Limited Partnership

                                December 31, 1996


NOTE H - SHORT TERM INVESTMENTS

    The partnership has investments of $211,688 in certificates of deposit at December 31, 1996. The investments are carried at cost, which approximates fair value. The investments are available to fund project operations.

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Woods Edge Apartments Limited Partnership

         We have audited the accompanying balance sheet of Woods Edge Apartments Limited Partnership as of December 31, 1995, and the related statements of profit and loss, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woods Edge Apartments Limited Partnership, as of December 31, 1995, and the results of its operations, the changes in partners' deficit and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


                                              /s/ Reznick Fedder & Silverman


Charlotte, North Carolina
January 26, 1996

                    WOODS EDGE APARTMENTS LIMITED PARTNERSHIP
                       HUD Project No.: 053-11030 REF/CON

                                  BALANCE SHEET

                                December 31, 1995

                                     ASSETS

CURRENT ASSETS
  1110  Petty cash                                                                                             $     1,000
  1120  Cash in bank                                                                                                55,962
  1130  Tenant accounts receivable                                                                                      23
  1170  Investments (short-term)                                                                                   236,252
  1240  Prepaid property insurance                                                                                  12,555
  1250  Prepaid mortgage insurance                                                                                  26,231
                                                                                                              -------------
           Total current assets                                                                                    332,023

DEPOSITS HELD IN TRUST - FUNDED
  1191  Tenant security deposits                                                                                    43,928

RESTRICTED DEPOSITS AND FUNDED RESERVES
  1310  Mortgage escrow deposits                                                    $    29,194
  1320  Reserve for replacements                                                        226,633
  1350  Miscellaneous escrows                                                            75,045                    330,872
                                                                                    ------------
RENTAL PROPERTY

 1410   Land                                                                            907,474
 1420   Buildings and improvements                                                    9,202,809
 11430  Building equipment - fixed                                                    1,686,725
                                                                                    ------------
                                                                                     11,797,008
        Less accumulated depreciation                                                 4,632,819                  7,164,189
                                                                                    ------------

OTHER ASSETS
1901 Mortgage costs, less accumulated
          amortization of $40,574                                                                                  365,590
                                                                                                              -------------
                                                                                                               $ 8,236,602
                                                                                                              =============


                    WOODS EDGE APARTMENTS LIMITED PARTNERSHIP
                       HUD Project No.: 053-11030 REF/CON

                            BALANCE SHEET - CONTINUED

                                December 31, 1995

                        LIABILITIES AND PARTNERS' DEFICIT

CURRENT LIABILITIES

 2110    Accounts payable                                                                                     $    22,315
 2130    Accrued interest payable - mortgage                                                                       65,629
 2190    Management fees payable                                                                                    8,695
 2193    Partnership administrative fee                                                                             4,974
 2210    Rent deferred credits                                                                                     15,626
 2320    Mortgage payable - current maturities                                                                     55,785
                                                                                                              ------------
            Total current liabilities                                                                             173,024

DEPOSITS LIABILITIES
 2191    Tenant security deposits (contra)                                                                         42,575

LONG-TERM LIABILITIES
 2320    Mortgage payable, net of current maturities                                                            8,944,763

 3130    PARTNERS' DEFICIT                                                                                       (923,760)
                                                                                                              ------------
                                                                                                               $8,236,602
                                                                                                              ============


                    Woods Edge Apartments Limited Partnership
                       HUD Project No.:053-11030 REF/CON
                          STATEMENT OF PROFIT AND LOSS
                                December 31, 1995

Apartments or member carrying charges                                            $    2,216,552
                                                                               -----------------

         Total rent revenue potential at 100% occupancy                               2,216,552
                                                                               -----------------

Apartments                                                                             (84,859)
Miscellaneous (specify)                                                               (109,026)
                                                                               -----------------

         Total vacancies                                                              (193,885)
                                                                               -----------------

         Net rental revenue rent revenue less vacancies                               2,022,667
                                                                               -----------------

Elderly and congregate services income - 5300
Total service income (Schedule attached)
     Interest income - project operations                                                11,387
     Income from investments - reserve for replacement                                    4,022
                                                                               -----------------

         Total financial revenue                                                         15,409
                                                                               -----------------

Laundry and vending                                                                      17,244
NSF and late charges                                                                      6,347
Damages and cleaning fees                                                                 3,275
Forfeited tenant security deposits                                                       13,153
Other revenue (Specify)                                                                  57,815
                                                                               -----------------

         Total other revenue                                                             97,834
                                                                               -----------------

         Total revenue                                                                2,135,910
                                                                               -----------------

Advertising                                                                              19,911
Office salaries                                                                          71,698
Office supplies                                                                          16,639
Management fee                                                                          105,494
Legal expenses (project)                                                                     80
Auditing expenses (project)                                                               8,849
Telephone and answering services                                                          5,959
Bad debts                                                                                 6,879
Miscellaneous administrative expenses (specify)                                           7,479
                                                                               -----------------

         Total administrative expenses                                                  242,988
                                                                               -----------------

                    Woods Edge Apartments Limited Partnership
                       HUD Project No.:053-11030 REF/CON
                    STATEMENT OF PROFIT AND LOSS - CONTINUED
                                December 31, 1995

Electricity                                                                      $      23,224
Water                                                                                   46,965
Gas                                                                                      1,698
                                                                              -----------------

         Total utilities expense                                                        71,887
                                                                              -----------------

Janitor and cleaning supplies                                                              959
Janitor and cleaning contract                                                           51,837
Exterminating payroll/contract                                                           2,345
Garbage and trash removal                                                               12,774
Security payroll/contract                                                                  368
Ground supplies                                                                         10,533
Grounds contract                                                                        32,484
Repairs payroll                                                                         57,641
Repairs material                                                                        49,714
Elevator maintenance/contract                                                            2,480
Heating/cooling repairs and maintenance                                                     37
Swimming pool maintenance/contract                                                       4,467
Other                                                                                    4,017
Miscellaneous operating and maintenance expenses                                         6,702
                                                                              -----------------

     Total operating and maintenance expenses                                          236,358
                                                                              -----------------

Real estate taxes                                                                      174,767
Payroll taxes (FICA)                                                                     8,861
Property and liability insurance (hazard)                                               13,898
Fidelity bond insurance                                                                    278
Workmen's compensation                                                                   5,522
Health insurance & other employee benefits                                               3,697
Other insurance specify                                                                  1,236
                                                                              -----------------

         Total tax and insurance                                                       208,259
                                                                              -----------------

Interest on mortgage payable                                                           789,630
Mortgage insurance premium/service charge                                               45,119
Miscellaneous financial expenses                                                         1,094
                                                                              -----------------

         Total financial expenses                                                      835,843
                                                                              -----------------

Total cost of operations before depreciation                                         1,595,335
                                                                              -----------------
Profit before depreciation                                                             540,575
Depreciation (total) - 6600 & amortization                                             372,620
                                                                              -----------------
Operating profit                                                                       167,955
Other expenses (entity) Note F                                                          20,565
                                                                              -----------------

         Total corporate expenses                                                       20,565
                                                                              -----------------

         Net profit                                                              $     147,390
                                                                              =================



                    WOODS EDGE APARTMENTS LIMITED PARTNERSHIP
                       HUD Project No.: 053-11030 REF/CON

                         STATEMENT OF PARTNERS' DEFICIT

                          Year ended December 31, 1995


                                                                                      Limited Partners
                                                       ----------------------------------------------------------------------------
                                  General partner           Class A              Class B             Class C             Total
                                  ---------------      -----------------     ---------------     ---------------   ----------------
Partners' deficit, beginning        $    (60,705)         $   149,377           $   (595,470)      $   (157,859)     $   (664,657)

Distributions                              1,474               62,081                 50,879             32,956           147,390

Net profit                                (4,065)            (171,215)              (140,321)           (90,892)         (406,493)
                                  ---------------      -----------------     ---------------     ---------------   ----------------
Partners' deficit, ending           $    (63,296)         $    40,243           $   (684,912)      $   (215,795)     $   (923,760)
                                  ===============      =================     ===============     ===============   ================
Profit and loss percentage                  1.00%               42.12%                 34.52%             22.36%           100.00%
                                  ===============      =================     ===============     ===============   ================

                    WOODS EDGE APARTMENTS LIMITED PARTNERSHIP
                       HUD Project No.: 053-11030 REF/CON

                             STATEMENT OF CASH FLOWS

                          Year ended December 31, 1995

Cash flows from operating activities
  Rental income received                                                   $   2,012,047
  Interest received                                                               15,409
  Other income received                                                           97,834
  Administrative expenses paid                                                   (58,799)
  Management fees paid                                                          (106,970)
  Utilities paid                                                                 (73,336)
  Salaries and wages paid                                                       (129,339)
  Operating and maintenance paid                                                (176,646)
  Real estate taxes paid                                                        (174,767)
  Payroll taxes paid                                                              (8,861)
  Property insurance paid                                                        (15,065)
  Other taxes and insurance paid                                                 (10,733)
  Interest paid on mortgage                                                     (790,003)
  Mortgage insurance premium paid                                                (44,968)
  Miscellaneous financial premium paid                                            (1,094)
  Decrease in mortgage escrow deposits                                             9,791
  Mortgagor entity expenses paid                                                 (25,989)
  Net tenant security deposits received                                              128
                                                                           --------------
      Net cash provided by operating activities                                  518,639
                                                                           --------------
Cash flows from investing activities
  Deposits to reserve for replacements                                           (46,354)
  Withdrawals from reserve for replacements                                       73,087
  Investment in rental property                                                 (149,706)
  Increase in short-term investments                                            (136,714)
                                                                           --------------
          Net cash used in investing activities                                 (259,687)
                                                                           --------------

Cash flows from financing activities
  Mortgage principal payments                                                    (51,128)
  Distributions to partners                                                     (406,493)
                                                                           --------------
          Net cash used in financing activities                                 (457,621)
                                                                           --------------

          NET INCREASE IN CASH                                                  (198,669)


Cash, beginning                                                                  255,631
                                                                           --------------

Cash, ending                                                               $      56,962
                                                                           ==============


                    WOODS EDGE APARTMENTS LIMITED PARTNERSHIP
                       HUD Project No.: 053-11030 REF/CON

                       STATEMENT OF CASH FLOWS - CONTINUED

                          Year ended December 31, 1995



Reconciliation of net profit to net cash provided by operating activities
   Net profit                                                                            $  147,390
   Adjustments to reconcile net profit to net cash
   provided by operating activities
     Depreciation                                                                           361,015
     Amortization                                                                            11,605
     Mortgagor entity expense                                                                20,565
     Mortgagor entity expenses paid                                                         (25,989)
     Changes in asset and liability accounts
     (Increase) decrease in assets
        Tenant accounts receivable                                                              168
        Prepaid expenses                                                                     (1,016)
        Tenant security deposits - net                                                          128
        Mortgage escrow deposits                                                              9,791
     Increase (decrease) in liabilities
        Accounts payable                                                                        740
        Accrued interest payable                                                               (373)
        Management fees payable                                                              (1,476)
        Rent deferred credits                                                                (3,909)
                                                                                         -----------

                  Net cash provided by operating activities                              $  518,639
                                                                                         ===========


                   Woods Edge Apartments Limited Partnership
                       HUD Project No.:053-11030 REF/CON


                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1995

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

    The partnership was formed as a limited partnership under the laws of the State of North Carolina on June 6, 1985, for the purpose of constructing and operating a rental housing project. The project has a mortgage issued on June 16, 1992, which is insured under Section 207 and pursuant to Section 223(f) of the National Housing Act. The project consists of 264 units located in Durham, North Carolina and is currently operating under the name of Woods Edge Apartments. Cash distributions are limited by agreements between the partnership and HUD to the extent of surplus cash as defined by HUD.

    Summary of significant accounting policies follows.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    Rental income

    Revenue from apartment rentals and service income are recognized as they accrue. Advance receipts of rental income are deferred and classified as liabilities until earned. All leases between the partnership and tenants of the property are operating leases.

                   Woods Edge Apartments Limited Partnership
                       HUD Project No.:053-11030 REF/CON

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                December 31, 1995


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES (Continued)

    Rental property

    Rental property is carried at cost. Buildings are depreciated on a straight-line basis over their estimated useful life of up to 30 years. Improvements and furnishings and appliances are depreciated using accelerated methods over lives of 15 years and 7 years.

    Amortization

    Mortgage costs are amortized over the term of the mortgage loan using the straight-line method.

    Income taxes

    No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

    Changes in Accounting Policy

    In 1994 the partnership expensed its carpet, vinyl, and wallpaper. During 1995, the partnership changed the capitalization policy, for carpet, vinyl and, wallpaper acquired during and subsequent to 1995. The partnership believes the new policy allocates the cost of the new assets more effectively over their economic useful life. The effect of this change was to increase net income for 1995 by $87,047.

                   Woods Edge Apartments Limited Partnership
                       HUD Project No.:053-11030 REF/CON


                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                December 31, 1995



NOTE B - MORTGAGE PAYABLE

    The mortgage note is insured by HUD and collateralized by a deed of trust on the rental property. The note bears interest at the rate of 8.75 percent. Principal and interest are payable by the partnership in monthly installments of $70,094 through August 1, 2027.

    Under agreements with HUD the partnership is required to make monthly escrow deposits for taxes, insurance and replacement of project assets, and is subject to restrictions as to operating policies, rental charges, operating expenditures and distributions to partners.

    The liability of the partnership under the mortgage note is limited to the underlying value of the real estate collateral plus other amounts deposited with the lender.

    The aggregate principal payments for each of the next five years are as follows:

          December 31, 1996                            $   55,785
                       1997                                60,867
                       1998                                66,412
                       1999                                72,462
                       2000                                79,062
                 Thereafter                             8,665,960


Based on the interest rate of 7.75 percent, which approximates loans with similar maturities currently available to the partnership, the estimated fair value of the mortgage payable is $9,690,000 at December 31, 1995.

                   Woods Edge Apartments Limited Partnership
                       HUD Project No.:053-11030 REF/CON


                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                December 31, 1995




NOTE C - RELATED PARTY TRANSACTIONS

    In October 1994 BT Venture Corporation, the former management agent, was acquired by and merged into Boddie-Noell Properties, Inc. ("BNP"), a publicly held real estate investment trust. Prior to its merger with BNP, BTVC assigned all amounts receivable from the partnership to Boddie Investment Company ("BIC"), the General Partner as of September 30, 1994. BNP became the management agent effective October 1, 1994. Effective October 1, 1995, BNP transferred property management responsibility and rights to its subsidiary, BNP Management, Inc.

    Management Agent Transactions

    Boddie-Noell Properties, Inc. (BNP), a real estate investment trust, was the management agent through September 30, 1995. BNP transferred rights as the management agent to its affiliate, BNP Management, Inc. Certain officers and directors of Boddie Investment Company (BIC), the general partner of the partnership, are also officers and directors of BNP. The partnership is charged a property management fee of 5.00 percent of gross collections, as defined. These fees totaled $105,494 during the year ended December 31, 1995. In addition, the management agents allocated certain costs including property accounting office salaries, office supplies, and long-distance telephone costs to the properties it managed based on relative number of rental units. Allocated costs charged to the partnership during the year ended December 31, 1995 totaled $16,640 for office salaries, $8,322 for office supplies, and $787 for long distance telephone costs. Operating expenses paid on behalf of the partnership are reimbursed monthly.

                   Woods Edge Apartments Limited Partnership
                       HUD Project No.:053-11030 REF/CON


                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                December 31, 1995




NOTE C - RELATED PARTY TRANSACTIONS (Continued)

    At December 31, 1995, amounts due to BNP Management, Inc. are summarized as follows

           Management                                                 $  8,695
           Overpayment of reimbursement
             for operating expenses                                       (118)
                                                                      ---------
                                                                      $  8,577
                                                                      =========
NOTE D - OTHER REVENUE

    Other revenue for 1995 includes the following:
        Application fees                                              $  6,148
        Administrative fees                                             26,695
        Pet fees and Rent                                               12,624
        Other tenant charges                                            11,853
        Miscellaneous Income                                               495
                                                                      ---------

                                                                      $ 57,815
                                                                      =========

NOTE E - MISCELLANEOUS VACANCIES

    Miscellaneous vacancies for 1995 were as follows:

           Administrative apartments                                  $  6,182
           Discounts and concessions                                    99,192
           Employee discounts                                            3,652
                                                                      ---------
                                                                      $109,026
                                                                      =========

                   Woods Edge Apartments Limited Partnership
                       HUD Project No.:053-11030 REF/CON

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                December 31, 1995




NOTE F - MORTGAGOR ENTITY EXPENSE

    Total mortgagor entity expense in 1995 is as follows:

        Partnership administrative fees                               $ 20,565
                                                                      =========

NOTE G - PAYMENTS OUT OF SURPLUS CASH

    During 1995, the partnership paid the following out of surplus cash:

        Due to BNP partnership management fee                         $  5,320
        Mortgagor entity expense                                        15,591
        Due to BIC partnership management fee                            5,078
        Distributions to owners                                        406,493
                                                                      ---------

                                                                      $432,482
                                                                      =========
    Surplus cash:
        December 31, 1994                                             $248,077
                                                                      =========

        June 30, 1995                                                 $209,335
                                                                      =========

NOTE H - SHORT TERM INVESTMENTS

    The partnership has investments of $236,252 in certificates of deposit at December 31, 1995. The investments are carried at cost, which approximates fair value. The investments are available to fund project operations.

                         Report of Independent Auditors


The Partners of Oak Hollow Apartments, Limited Partnership


We have audited the accompanying balance sheets of Oak Hollow Apartments, Limited Partnership as of December 31, 1997 and 1996 and the related statements of income, partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the general partner. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the general partner, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oak Hollow Apartments, Limited Partnership as of December 31, 1997 and 1996 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                               /s/ Ernst & Young LLP

February 6, 1998

                   Oak Hollow Apartments, Limited Partnership

                                 Balance Sheets



                                                                                     December 31
                                                                              1997                 1996
                                                                      -------------------------------------------
Assets
Rental Properties:
   Land                                                                  $       758,247      $       758,247
   Buildings and improvements                                                  8,317,706            8,211,495
   Personal property                                                           1,549,461            1,498,649
   Less accumulated depreciation                                              (4,626,493)          (4,279,983)
                                                                      -------------------------------------------
                                                                               5,998,921            6,188,408
Cash and cash equivalents                                                        528,443              207,813
Restricted cash - tenant security deposits                                        20,605               26,743
Prepaids and other assets                                                          1,687               27,838
Deferred costs, net of amortization of $85,846 in 1997 and $58,726 in
   1996                                                                          185,405              212,525
                                                                      -------------------------------------------
Total assets                                                             $     6,735,061      $     6,663,327
                                                                      ===========================================

Liabilities and partners' deficit
Mortgage loan payable                                                    $     6,578,918      $     6,677,031
Trade accounts payable and accrued expenses                                       54,982               51,240
Prepaid rents and tenant security deposits                                        30,741               35,199
Advances, fees and accrued interest due to affiliates                          1,119,128            1,021,562
                                                                      -------------------------------------------
Total liabilities                                                              7,783,769            7,785,032

Partners' deficit:
   Limited partners                                                             (990,215)          (1,062,482)
   General partner                                                               (58,493)             (59,223)
                                                                      -------------------------------------------
Total partners' deficit                                                       (1,048,708)          (1,121,705)
                                                                      -------------------------------------------
Total liabilities and partners' deficit                                  $     6,735,061      $     6,663,327
                                                                      ===========================================


See accompanying notes.

                   Oak Hollow Apartments, Limited Partnership

                              Statements of Income



                                                                                Year ended December 31
                                                                               1997                1996
                                                                       ------------------------------------------
Revenues
   Rental revenue                                                          $    1,814,886      $    1,757,864
   Interest                                                                        17,328              33,189
                                                                       ------------------------------------------
                                                                                1,832,214           1,791,053

Expenses
   Property operations                                                            464,662             449,621
   General and administrative                                                      33,784              32,321
   Property taxes and insurance                                                   117,945             116,285
   Management fees                                                                108,541             104,758
   Depreciation                                                                   346,510             335,484
   Amortization                                                                    27,120              27,125
   Interest                                                                       660,655             684,187
                                                                       ------------------------------------------
                                                                                1,759,217           1,749,781
                                                                       ------------------------------------------
Net income                                                                 $       72,997      $       41,272
                                                                       ==========================================
Net income allocated to limited partners (99%)                             $       72,267      $       40,859
                                                                       ==========================================
Net income allocated to general partner (1%)                               $          730      $          413
                                                                       ==========================================




See accompanying notes.

                   Oak Hollow Apartments, Limited Partnership

                         Statements of Partners' Deficit


                                                                Limited            General
                                                                Partners           Partner            Total
                                                         -----------------------------------------------------------

Balance at December 31, 1995                               $   (1,103,341)    $     (59,636)       $ (1,162,977)
   Net income                                                      40,859               413              41,272
                                                         -----------------------------------------------------------
Balance at December 31, 1996                                   (1,062,482)          (59,223)         (1,121,705)
   Net income                                                      72,267               730              72,997
                                                         -----------------------------------------------------------
Balance at December 31, 1997                               $     (990,215)    $     (58,493)       $ (1,048,708)
                                                         ===========================================================



See accompanying notes.

                   Oak Hollow Apartments, Limited Partnership

                            Statements of Cash Flows



                                                                                     Year ended December 31
                                                                                    1997                 1996
                                                                         ------------------------------------------

Operating activities
Net income                                                                    $     72,997         $     41,272
Adjustments to reconcile net income to net cash provided by
   operating activities:
     Depreciation and amortization                                                 373,630              362,609
     Changes in operating assets and liabilities:
       Prepaid rents and tenant security deposits                                    1,680              (10,825)
       Prepaids and other assets                                                    26,151               (5,133)
       Trade accounts payable and accrued expenses                                   3,742              (28,994)
       Accrued interest due to affiliates                                           97,566             (141,698)
                                                                         ------------------------------------------
Net cash provided by operating activities                                          575,766              217,231

Investing activities
Additions to rental properties                                                    (157,023)            (287,613)
Release of replacement reserve                                                           -              144,250
                                                                         ------------------------------------------
Net cash used in investing activities                                             (157,023)            (143,363)

Financing activities
Payment of long-term debt                                                          (98,113)             (90,145)
Repayment of amounts due to affiliates                                                   -             (169,129)
                                                                         ------------------------------------------
Cash used in financing activities                                                  (98,113)            (259,274)
                                                                         ------------------------------------------

Increase (decrease) in cash and cash equivalents                                   320,630             (185,406)
Cash and cash equivalents at beginning of year                                     207,813              393,219
                                                                         ------------------------------------------
Cash and cash equivalents at end of year                                      $    528,443         $    207,813
                                                                         ==========================================



See accompanying notes.

                   Oak Hollow Apartments, Limited Partnership

                          Notes to Financial Statements

                                December 31, 1997


1. Organization and Summary of Significant Accounting Policies

Oak Hollow Apartments, Limited Partnership (the Partnership) is a North Carolina limited partnership formed to acquire hold, operate and manage a residential apartment community in Cary, North Carolina.

Under the terms of the partnership agreement, net income (loss) and cash distributions from operations are to be allocated 99 percent to the limited partners and 1 percent to the general partner until the limited partners receive distributions equal to an 8 percent annual return of their invested capital (as defined). Thereafter, net income (loss) and cash distributions will be allocated 75 percent to the limited partners and 25 percent to the general partner. Upon the sale or refinance of the partnership property, the partnership agreement specifies certain allocations of net proceeds and taxable gain or loss from the transaction.

Rental Revenue

The apartments are generally leased for terms of one year or less. Revenue from apartment rentals and service income are recognized as they accrue. Advance receipts of rental revenue are deferred and classified as liabilities until earned.

Rental Properties

All property is stated at cost. Buildings are depreciated on a straight-line basis over the estimated useful life of 30 years. Capitalized building improvements and personal property are depreciated using accelerated methods over 15 years and 7 years, respectively. Repairs and maintenance costs are expensed as incurred.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents.

Deferred Costs

Financing costs have been capitalized and are amortized over the term of the related mortgage.

                   Oak Hollow Apartments, Limited Partnership

                    Notes to Financial Statements (continued)



1. Organization and Summary of Significant Accounting Policies (continued)

Income Taxes

Under current income tax laws, income or loss of the Partnership is included in the income tax returns of the partners. Accordingly, no provision has been made for federal or state income taxes in the accompanying financial statements. The tax returns of the Partnership are subject to examination by federal and state taxing authorities. If such examinations occur and result in changes with respect to the partnership qualification or in changes to partnership income or loss, the tax liability of the partners would be changed accordingly.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Depreciation amounts included in these financial statements reflect management's estimate of the life and related depreciation rates for rental properties. Actual results could differ from these estimates.

2. Mortgage Note Payable

The mortgage loan is a nonrecourse mortgage note payable to an insurance company secured by a deed of trust on Oak Hollow Apartments. The note bears interest at the rate of 8.5 percent subject to adjustment in December 1999. Principal and interest are payable in monthly installments of $55,158, based on a 25-year amortization schedule and subject to adjustment in 1999, with a balloon payment of the remaining outstanding balance due in December 2004.

Scheduled principal payments on the mortgage loan at December 31, 1997, are as follows:

         1998                                     $     106,785
         1999                                           116,224
         2000                                           126,497
         2001                                           137,678
         2002                                           149,848
         Thereafter                                   5,941,886
                                                -----------------
                                                  $   6,578,918
                                                =================

Interest payments related to the mortgage note payable totaled approximately $563,800 in 1997 and $571,800 in
1996.

                   Oak Hollow Apartments, Limited Partnership

3. Transactions with Affiliates

The general partner in the Partnership is Boddie Investment Company ("BIC"). BNP Management, Inc. serves as management agent of the rental property and Partnership matters. Certain officers of BIC are also officers of BNP Management, Inc.

In previous years, the general partner and its predecessors made advances to the Partnership. Under the terms of the partnership agreement, interest accrues on such outstanding balances at the prime rate plus 2 percent. Interest charges related to such advances totaled approximately $97,600 in 1997 and $113,100 in 1996. The interest rate in effect at December 31, 1997 and 1996 was 10.50 percent and 10.25 percent, respectively.

In 1996 the Partnership repaid advances totaling approximately $169,100 and made interest payments totaling approximately $254,800 to BIC.

The Partnership is charged a property management fee and a partnership administration fee of 5 percent and 1 percent of gross collections, as defined, respectively. In addition, the management agent allocates certain costs, including property accounting office salaries, office supplies and long-distance telephone costs, to the Partnership totaling $23,900 in 1997 and $23,300 in 1996. Operating expenses paid on behalf of the Partnership are reimbursed on a monthly basis.

Report of Independent Public Accountants




To the Partners of Oak Hollow Apartments, Limited Partnership:


We have audited the accompanying balance sheets of Oak Hollow Apartments, Limited Partnership (a North Carolina limited partnership) as of December 31, 1995 and 1994, and the related statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the managing general partner. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the managing general partner, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oak Hollow Apartments, Limited Partnership as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.





                                                     /s/ Arthur Andersen LLP





Charlotte, North Carolina,
    January 26, 1996.

                   Oak Hollow Apartments, Limited Partnership

                  Balance Sheets -- December 31, 1995 and 1994




                                       Assets                                                1995           1994
                                                                                         ------------   ------------
Rental properties:
    Land                                                                                  $  758,247     $  758,247
    Buildings and improvements                                                             8,008,967      7,954,760
    Personal property                                                                      1,413,564      1,302,899
    Less - Accumulated depreciation                                                       (3,944,499)    (3,628,454)
                                                                                         ------------   ------------
                                                                                           6,236,279      6,387,452
Cash and cash equivalents                                                                    393,219        279,083
Restricted cash - Tenant security deposits held in trust                                      27,813         28,857
Prepaids and other assets                                                                     22,705         12,669
Replacement reserve escrow                                                                   144,250        144,250
Deferred costs, net of amortization of $31,601 in 1995 and $4,506 in 1994                    239,650        265,862
                                                                                         ------------   ------------
                                                                                          $7,063,916     $7,118,173
                                                                                         ============   ============



                          Liabilities and Partners' Deficit
Mortgage loan payable                                                                     $6,767,176     $6,850,000
Trade accounts payable                                                                        32,300         39,048
Prepaid rents                                                                                 20,619         20,355
Tenant security deposits                                                                      26,475         27,875
Accrued interest payable                                                                      47,934         48,521
Advances, fees and accrued interest due to affiliates                                      1,332,389      1,324,771
                                                                                         ------------   ------------
                                                                                           8,226,893      8,310,570
                                                                                         ------------   ------------
Partners' deficit:
    Limited partners                                                                      (1,103,341)    (1,132,467)
    General partner                                                                          (59,636)       (59,930)
                                                                                         ------------   ------------
                                                                                          (1,162,977)    (1,192,397)
                                                                                         ------------   ------------
                                                                                          $7,063,916     $7,118,173
                                                                                         ============   ============




                 The accompanying notes to financial statements
                    are an integral part of these statements.

                   Oak Hollow Apartments, Limited Partnership

                            Statements of Operations
                 For the Years Ended December 31, 1995 and 1994



                                                                                             1995           1994
                                                                                         ------------   ------------
Revenue:
    Rental revenue                                                                        $ 1,747,058    $ 1,698,547
    Interest                                                                                    8,801            968
                                                                                         ------------   ------------
                                                                                            1,755,859      1,699,515
                                                                                         ------------   ------------

Expenses:
    Property operations                                                                       434,707        485,484
    General and administrative                                                                 30,280         28,461
    Property taxes and insurance                                                              115,397        121,059
    Property management fees                                                                   87,397         85,212
    Partnership administration fee                                                             17,414         17,043
    Depreciation                                                                              316,045        299,833
    Amortization                                                                               27,095          7,508
    Interest                                                                                  698,104        793,393
                                                                                         ------------   ------------
                                                                                            1,726,439      1,837,993
                                                                                         ------------   ------------
Net income (loss)                                                                         $    29,420    $  (138,478)
                                                                                         ============   ============
Net income (loss) allocated to limited partners (99%)                                     $    29,126    $  (137,094)
                                                                                         ============   ============
Net income (loss) allocated to general partner (1%)                                       $       294    $    (1,384)
                                                                                         ============   ============




                 The accompanying notes to financial statements
                    are an integral part of these statements.

                   Oak Hollow Apartments, Limited Partnership

                   Statements of Changes in Partners' Deficit
                 For the Years Ended December 31, 1995 and 1994






                                                                     Limited          General
                                                                     Partners         Partner           Total
                                                                  --------------  -------------    ---------------

Balance, December 31, 1993                                         $   (994,789)     $(58,546)      $(1,053,335)
    Distributions on behalf of limited partners                            (584)            0              (584)
    Net loss                                                           (137,094)       (1,384)         (138,478)
Balance, December 31, 1994                                           (1,132,467)      (59,930)       (1,192,397)
    Net income                                                           29,126           294            29,420
Balance, December 31, 1995                                        ==============  =============    ===============
                                                                   $ (1,103,341)     $(59,636)      $(1,162,977)






                 The accompanying notes to financial statements
                   are an integral part of these statements.

                   Oak Hollow Apartments, Limited Partnership

                            Statements of Cash Flows
                 For the Years Ended December 31, 1995 and 1994





                                                                                             1995           1994
                                                                                        -------------  -------------
Cash flows from operating activities:
    Net income (loss)                                                                     $  29,420       $ (138,478)
    Adjustments to reconcile net income (loss) to cash provided by operating activities-
          Depreciation and amortization                                                     343,140          307,341
          Changes in operating assets and liabilities:
              Tenant security deposits                                                         (356)             956
              Prepaid rents                                                                     264            7,811
              Prepaids and other assets                                                     (10,036)          52,179
              Trade accounts payable and accrued expenses                                    (7,335)           6,959
              Fees payable to affiliates                                                          0           12,516
              Accrued interest due to affiliates                                              7,618          106,719
                                                                                        -------------  -------------
                 Cash provided by operating activities                                      362,715          356,003
                                                                                        -------------  -------------
Cash flows from investing activities:
    Additions to rental properties                                                         (164,872)         (43,744)
    Deposits to replacement reserve                                                               0         (144,250)
                                                                                        -------------  -------------
                 Cash used in investing activities                                         (164,872)        (187,994)
                                                                                        -------------  -------------
Cash flows from financing activities:
    Distributions on behalf of limited partners                                                   0             (584)
    Net proceeds of mortgage refinancing                                                          0        1,214,713
    Repayment of note payable and accrued interest to affiliate                                   0         (763,952)
    Payment of loan costs                                                                      (883)        (270,368)
    Repayment of mortgage loan principal                                                    (82,824)         (70,882)
    Advances from affiliates                                                                      0          205,500
    Repayment of amounts due to affiliates                                                        0         (221,408)
                                                                                        -------------  -------------
                 Cash (used in) provided by financing activities                            (83,707)          93,019
                                                                                        -------------  -------------
Increase in cash and cash equivalents                                                       114,136          261,028
Cash and cash equivalents, beginning of year                                                279,083           18,055
                                                                                        -------------  -------------
Cash and cash equivalents, end of year                                                    $ 393,219       $  279,083
                                                                                        =============  =============
Supplemental disclosure of cash flow information - Cash payments for interest             $ 691,073       $  693,223
                                                                                        =============  =============






                 The accompanying notes to financial statements
                   are an integral part of these statements.

                   Oak Hollow Apartments, Limited Partnership

                          Notes to Financial Statements
                           December 31, 1995 and 1994




1.  Organization and Summary of Significant Accounting Policies:


Oak Hollow Apartments, Limited Partnership (the Partnership) is a North Carolina limited partnership formed to acquire, hold, operate and manage a residential apartment community in Cary, North Carolina.


Under the terms of the partnership agreement, net income (loss) and cash distributions from operations are to be allocated 99% to the limited partners and 1% to the general partner until the limited partners receive distributions equal to an 8% annual return on their invested capital (as defined). Thereafter, net income (loss) and cash distributions will be allocated 75% to the limited partners and 25% to the general partner. Upon the sale or refinance of the partnership property, the partnership agreement specifies certain allocations of net proceeds and taxable gain or loss from the transaction.


Rental Revenue


The apartments are leased for terms of one year or less. Revenue from apartment rentals and service income are recognized as they accrue. Advance receipts of rental revenue are deferred and classified as liabilities until earned.


Rental Properties


All property is stated at cost. Buildings are depreciated on a straight-line basis over the estimated useful life of 30 years. Capitalized building improvements and personal property are depreciated using an accelerated method over 15 years and 7 years, respectively. Repairs and maintenance costs are expensed as incurred. In 1994, the Partnership charged purchases of carpet, vinyl and wallpaper to property operations. In 1995, the Partnership revised its policy to capitalize these items and depreciate them over 7 years. Management believes that the estimated useful life of these assets more accurately reflects their use and is consistent with current industry practice.


Cash and Cash Equivalents


The Partnership considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents.


Deferred Costs


Financing costs have been capitalized and are amortized over the term of the related mortgage.

Income Taxes


Under current income tax laws, income or loss of the Partnership is included in the income tax returns of the partners. Accordingly, no provision has been made for federal or state income taxes in the accompanying financial statements. The tax returns of the Partnership are subject to examination by federal and state taxing authorities. If such examinations occur and result in changes with respect to the partnership qualification or in changes to partnership income or loss, the tax liability of the partners would be changed accordingly.


Reclassifications


Certain amounts have been reclassified on the accompanying financial statements to conform with 1995 financial statement presentation.



2.  Mortgage Note Payable:


The mortgage loan is a nonrecourse mortgage note payable to an insurance company secured by a deed of trust on Oak Hollow Apartments. The note bears interest at the rate of 8.5 %, subject to adjustment in December 1999. Principal and interest are payable in monthly installments of $55,158, based on a 25-year amortization schedule and subject to adjustment in 1999, with a balloon payment in December 2004.


In November 1994, the Partnership refinanced its mortgage debt following the maturity of the previous mortgage note payable. The previous mortgage loan was a nonrecourse wrap-around mortgage note payable to the prior owner of the rental property, with interest at the rate of 10.75%.


Scheduled principal payments on the mortgage loan at December 31, 1995, are as follows:


               1996                        $     90,100
               1997                              98,100
               1998                             106,800
               1999                             116,200
               2000                             126,500
               Thereafter                     6,229,500
                                           =============


3.  Related-party Transactions:


In April 1994, Boddie Investment Company (BIC) purchased and redeemed Tom G. Thornburg's interests in BT Venture Partners (BTVP, the general partner), BT Venture Corporation (BTVC, the management agent) and other related entities. Mr. Thornburg had served as managing general partner of BTVP and as president of BTVC. In conjunction with this transaction, BIC became the general partner of the Partnership effective April 14, 1994, and all amounts due to BTVP were assigned to BIC as of that date.

On October 1, 1994, BTVC was acquired by and merged into Boddie-Noell Properties, Inc. (BNP), a publicly held real estate investment trust. Certain officers and directors of BIC, the general partner, are also officers and directors of BNP. Prior to its merger into BNP, BTVC assigned all amounts receivable from the Partnership to BIC. BNP assumed BTVC's rights as the management agent at the merger date. In June 1995, BNP transferred its rights as the management agent to its subsidiary, BNP Management, Inc.


The Partnership had a $760,000 note payable to BTVP which was repaid in full from proceeds of the November 1994 refinancing. The note accrued interest at prime plus .25% and was due on demand. Interest was payable in monthly installments of approximately $4,000. The Partnership recorded interest expense related to this note of approximately $42,000 in 1994.


The Partnership is charged a property management fee and a partnership administration fee of 5% and 1%, respectively, of gross collections, as defined. In addition, the management agents allocated certain costs, including property accounting office salaries, office supplies and long-distance telephone costs to the Partnership totaling $21,500 in 1995 and $18,000 in 1994. Operating expenses paid on behalf of the Partnership are reimbursed on a monthly basis. During 1994, the Partnership paid BNP loan fees of $68,500 related to the mortgage refinancing.


In previous years, BTVP and BTVC made advances to the Partnership. Under the terms of the partnership agreement, interest accrues on such outstanding balances at the prime rate of a bank plus 2%. During 1994, the Partnership received and repaid an advance from BIC in the amount of $205,500 and paid BIC loan fees of $85,600 related to the mortgage refinancing. Interest charges related to advances from BIC, BTVP and BTVC totaled $119,618 in 1995 and $106,700 in 1994.


At December 31, 1995, amounts due to BIC, including amounts assigned from BTVP and BTVC, along with comparative balances at December 31, 1994, are summarized below. The interest rate in effect at December 31, 1995, was 10.75%.


                                                        1995           1994
                                                    ------------   ------------
     Property management and partnership
       administration fees                          $     86,799   $     86,799
     Advances                                          1,103,892      1,103,892
     Accrued interest                                    141,698        134,080
                                                    ------------   ------------
                                                    $  1,332,389     $1,324,771
                                                    ============   ============

BODDIE-NOELL PROPERTIES, INC.
-------------------------------------------------------------------------------
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 1998
(in thousands)

                                                                            Pro Forma
                                                                            Oak Hollow
                                                          Historical       Acquisition        Pro Forma
                                                       ----------------- ----------------- -----------------
                                                             (A)               (B)
Assets
Real estate assets, net                                     $169,692           $12,340          $182,032
Cash and cash equivalents                                      1,723               (44)            1,679
Other current assets                                           1,907               191             2,098
Investment in and advances to
  Management Company                                             424                 -               424
Notes receivable                                               2,271                 -             2,271
Intangible related to acquisition of
  management operations, net                                   2,537                 -             2,537
Deferred financing costs, net                                    829               100               929
                                                       ----------------- ----------------- -----------------
Total assets                                                $179,382           $12,587          $191,969
                                                       ================= ================= =================

Liabilities and Shareholders' Equity
Mortgage and other notes payable                            $100,994           $10,885          $111,879
Accounts payable and other current liabilities                 2,046               157             2,203
Consideration due for acquisitions                             2,600                 -             2,600
                                                       ----------------- ----------------- -----------------
                                                             105,640            11,042           116,682
Minority interest in Operating Partnership                    15,090             1,545            16,636
Shareholders' equity                                          58,652                 -            58,652
                                                       ----------------- ----------------- -----------------
Total liabilities and shareholders' equity                  $179,382           $12,587          $191,969
                                                       ================= ================= =================


See accompanying notes.

BODDIE-NOELL PROPERTIES, INC.
-------------------------------------------------------------------------------
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED BALANCE SHEET

(A) Reflects our historical balance sheet contained in our Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

These balances at June 30, 1998, reflect the acquisition of Woods Edge Apartments effective June 1, 1998. We estimate the cost of the Woods Edge acquisition as follows:

We issued 186,282 Operating Partnership units at $14.5625 per unit to former
partners in Woods Edge Apartments Limited Partnership of Durham                                $ 2,713,000
We made cash payments to former partners in Woods Edge Apartments Limited
Partnership of Durham                                                                            2,314,000
We assumed a first deed of trust loan                                                            9,750,000
Other costs (estimated)                                                                            123,000
                                                                                           -----------------
                                                                                                14,900,000
Less other current assets acquired, including $585,000 cash, in excess of
current liabilities assumed                                                                       (822,000)
                                                                                           -----------------
                                                                                               $14,078,000
                                                                                           =================

We assumed a $9.75 million fixed-rate note secured by a deed of trust and assignment of rents of Woods Edge Apartments. The note payable provides for interest at 6.95% payable in monthly installments of $56,000 and matures in 2007. The balance of funds required for the acquisition came from draws on our revolving line of credit.

(B) Reflects the acquisition of Oak Hollow Apartments. We estimate the cost of the Oak Hollow acquisition as follows:

We issued 106,124 Operating Partnership units at $14.5625 per unit to former
partners in Oak Hollow Apartments Limited Partnership                                          $ 1,545,000
We made cash payments to former partners in Oak Hollow Apartments
Limited Partnership                                                                              2,323,000
We made a cash contribution to Oak Hollow Apartments Limited Partnership for
liquidating distributions to certain partners                                                      533,000
We made cash payments to retire existing debt                                                    7,778,000
Other costs (estimated)                                                                             91,000
                                                                                           -----------------
                                                                                                12,270,000
Current liabilities assumed, in excess of current assets acquired                                   70,000
                                                                                           -----------------
                                                                                               $12,340,000
                                                                                           =================

We financed the Oak Hollow acquisition with net proceeds from an $8.4 million fixed-rate note secured by a deed of trust and assignment of rents of Oak Hollow Apartments. The note payable provides for interest at 6.65% payable in monthly installments of $46,000 and matures in 2008. The balance of funds required for the acquisition came from draws on our revolving line of credit.

BODDIE-NOELL PROPERTIES, INC.
-------------------------------------------------------------------------------
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 1998
(in thousands, except per share data)

                                                                       Pro Forma Adjustments
                                                                     --------------------------
                                                                        Woods         Oak
                                             Woods         Oak          Edge         Hollow
                             Historical      Edge         Hollow     Acquisition  Acquisition    Pro Forma
                            ------------- ------------ ------------- ------------ ------------- ------------
                                (D)           (E)          (E)           (G)          (G)
Revenues
Apartment rents                  $9,399          $945         $925         $   -        $   -       $11,268
Restaurant rents                  2,250             -            -             -            -         2,250
Equity in income of
  Management Company                 79             -            -             -            -            79
Interest and other                  273            26           12             -            -           311
                            ------------- ------------ ------------- ------------ ------------- ------------
                                 12,000           971          937             -            -        13,908

Expenses
Depreciation                      2,021             -            -           159          157         2,337
Amortization                        259             -            -             -            5           264
Apartment operations              3,040           351          343             -            -         3,734
Administrative                      629             -            -            47           46           722
Interest                          3,496             -            -           282          279         4,057
                            ------------- ------------ ------------- ------------ ------------- ------------
                                  9,445           351          343           488          487        11,114
                            ------------- ------------ ------------- ------------ ------------- ------------
Income before
  Minority interest               2,556           620          594          (488)        (487)        2,794
Minority interest in
  Operating Partnership             365             -            -            79           57           500
                            ------------- ------------ ------------- ------------ ------------- ------------
Income before
  extraordinary item             $2,191          $620         $594         $(567)       $(544)      $ 2,294
                            ============= ============ ============= ============ ============= ============


Per share data:
Income before
  extraordinary item -
  basic                           $0.37                                                               $0.39
                            =============                                                       ============
Income before
  extraordinary item -
  diluted                         $0.37                                                               $0.39
                            =============                                                       ============
Weighted average
  shares outstanding              5,881                                                               5,881
                            =============                                                       ============


See accompanying notes.

BODDIE-NOELL PROPERTIES, INC.
-------------------------------------------------------------------------------
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1997
(in thousands, except per share data)

                                                                       Pro Forma Adjustments
                                                                     --------------------------
                                                                        Woods         Oak
                                             Woods         Oak          Edge         Hollow
                             Historical      Edge         Hollow     Acquisition  Acquisition    Pro Forma
                            ------------- ------------ ------------- ------------ ------------- ------------
                                (C)           (F)          (F)           (G)          (G)
Revenues
Apartment rents                 $11,197        $2,219       $1,815       $     -      $     -       $15,231
Restaurant rents                  4,500             -            -             -            -         4,500
Equity in income of
  Management Company                210             -            -             -            -           210
Interest and other                  345            13           17             -            -           376
                            ------------- ------------ ------------- ------------ ------------- ------------
                                 16,252         2,233        1,832             -            -        20,317

Expenses
Depreciation                      2,686             -            -           380          314         3,380
Amortization                        580             -            -             -           10           590
Apartment operations              3,546           765          583            29           24         4,946
Administrative                    1,000             -            -           110           90         1,200
Interest                          6,487             -            -           678          558         7,723
                            ------------- ------------ ------------- ------------ ------------- ------------
                                 14,299           765          583         1,197          996        17,839
                            ------------- ------------ ------------- ------------ ------------- ------------
Income before
  Minority interest               1,953         1,468        1,250        (1,197)        (996)        2,477
Minority interest in
  Operating Partnership              39             -            -           131           85           255
                            ------------- ------------ ------------- ------------ ------------- ------------
Income before
  extraordinary item            $ 1,913        $1,468       $1,250       $(1,328)     $(1,081)      $ 2,222
                            ============= ============ ============= ============ ============= ============


Per share data:
Income before
  extraordinary item -
  basic                           $0.60                                                               $0.70
                            =============                                                       ============
Income before
  extraordinary item -
  diluted                         $0.59                                                               $0.69
                            =============                                                       ============
Weighted average
  shares outstanding              3,180                                                               3,180
                            =============                                                       ============

See accompanying notes.






BODDIE-NOELL PROPERTIES, INC.
-------------------------------------------------------------------------------
NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED STATEMENTS OF OPERATIONS

(C) Reflects our historical statement of operations contained in our Annual Report on Form 10-K for the year ended December 31, 1997.

(D) Reflects our historical statement of operations contained in our Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(E) Reflects the revenues and certain operating expenses of Woods Edge Apartments for the five months ended May 31, 1998 (we acquired Woods Edge effective June 1, 1998), and the revenues and certain operating expenses of Oak Hollow Apartments for the six months ended June 30, 1998.

 (F) Reflects the revenues and certain operating expenses directly related to Woods Edge and Oak Hollow apartment operations for the year ended December 31, 1997. These amounts were derived from the audited statements of operations of Woods Edge Apartments Limited Partnership and Oak Hollow Apartments Limited Partnership, respectively, for the year ended December 31, 1997. We calculated the amounts for "apartment operations" expense by adding together the amounts identified as "property operations" and "property taxes and insurance" in those audited financial statements.

 (G) Reflects adjustments to our historical statements of operations and the revenues and expenses directly related to Woods Edge and Oak Hollow apartment operations as follows:

                                                                             For the           For the
                                                                            Six Months           Year
                                                                              Ended             Ended
                                                                             June 30         December 31
                                                                              1998*              1997
                                                                         ----------------- -----------------
We calculated depreciation expense for Woods Edge and Oak Hollow using the straight-line method over the estimated useful lives of the related assets.  These estimated useful lives are 40 years for buildings, 20 years for land improvements, 10 years for fixtures and equipment, and 5 years for carpet and vinyl.
    - Woods Edge Apartments                                                    $159,000          $380,000
    - Oak Hollow Apartments                                                     157,000           314,000
                                                                         ----------------- -----------------
                                                                               $316,000          $694,000
                                                                         ================= =================

We calculated amortization of approximately $100,000 deferred financing costs related to the financing of the Oak Hollow
acquisition using the straight-line method over 10 years. Costs related to our assumption of the first deed of trust related to
Woods Edge were insignificant.
    - Oak Hollow Apartments                                                      $5,000           $10,000
                                                                         ================= =================

We identified the amounts for allocated accounting salaries and supplies charged to the apartment communities by BNP Management, Inc. These amounts are included in general and administrative expense in the audited statements of operations for the year ended December 31, 1997. (No adjustment is needed for the 1998 pro forma financial statements, because these amounts are already included in apartment operations expense in the statements of revenues and certain operating expenses in the 1998 interim period financial statements.)


                                                                             For the           For the
                                                                            Six Months           Year
                                                                              Ended             Ended
                                                                             June 30         December 31
                                                                              1998*              1997
                                                                         ----------------- -----------------

    - Woods Edge Apartments                                                                       $29,000
    - Oak Hollow Apartments                                                                        24,000
                                                                                           -----------------
                                                                                                  $53,000
                                                                                           =================

We calculated the estimated increase in general and administrative expense for additional management staff and supplies using a rate of 5% of revenues.
    - Woods Edge Apartments                                                     $47,000          $110,000
    - Oak Hollow Apartments                                                      46,000            90,000
                                                                         ----------------- -----------------
                                                                                $93,000          $200,000
                                                                         ================= =================

We calculated interest on deed of trust loans related to
the acquisitions.
    - Woods Edge Apartments - $9.75 million at 6.95%                           $282,000       $   678,000
    - Oak Hollow Apartments - $8.385 million at 6.65%                           279,000           558,000
                                                                         ----------------- -----------------
                                                                               $561,000        $1,236,000
                                                                         ================= =================

We calculated the minority interest assuming an approximate weighted average 10% minority interest in 1997 (compared to the historical approximate weighted average 2% minority interest) and an approximate weighted average 17% minority interest during the six months ended June 30, 1998 (compared to the historical approximate 14% minority interest).

*We acquired Woods Edge Apartments effective June 1, 1998. Amounts for Woods
Edge represent estimates for the period January 1 through May 31, 1998.